Exhibit 99.1

Endurance Specialty Holdings Ltd.

ADDITIONAL FINANCIAL SUPPLEMENT INFORMATION

THIRD QUARTER 2006

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda

Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words ‘‘expect,’’ ‘‘intend,’’ ‘‘plan,’’ ‘‘believe,’’ ‘‘project,’’ ‘‘anticipate,’’ ‘‘seek,’’ ‘‘will,’’ and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current regulatory investigations, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2005.

Regulation G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

ENDURANCE SPECIALTY HOLDINGS LTD.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited.

•	Unless otherwise noted, all data is in thousands, except for percentage and ratio information.

•	Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

•	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustments herein reconcile the Company's underwriting results by segment to the Company's financial statement presentation.

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ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE QUARTER ENDED SEPTEMBER 30, 2006

INCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company
UNDERWRITING REVENUES
Gross premiums written	$ 125,224	$ 38,886	$ 90,315	$ 47,860	$ 108,921	$ 65,007	$ 476,213
Net premiums written	$ 117,135	$ 23,333	$ 87,548	$ 4,397	$ 93,931	$ 59,078	$ 385,422
Net premiums earned	$ 78,912	$ 61,690	$ 81,476	$ 15,476	$ 74,586	$ 95,835	$ 407,975
Other underwriting (loss) income	(4,143)	(515)	2,847	—	—	(26)	(1,837)
Total underwriting revenues	$ 74,769	$ 61,175	$ 84,323	$ 15,476	$ 74,586	$ 95,809	$ 406,138
UNDERWRITING EXPENSES
Losses and loss expenses	$ 19,841	$11,393	$ 44,587	$ 7,744	$ 49,421	$ 55,047	$ 188,033
Acquisition expenses	23,439	7,074	19,863	568	4,527	22,989	78,460
General and administrative expenses	10,644	5,315	9,960	6,571	10,586	8,856	51,932
Total expenses	53,924	23,782	74,410	14,883	64,534	86,892	318,425
UNDERWRITING INCOME (LOSS)	$ 20,845	$ 37,393	$ 9,913	$ 593	$ 10,052	$ 8,917	$ 87,713
GAAP RATIOS
Loss ratio	25.1%	18.5%	54.7%	50.0%	66.3%	57.5%	46.1%
Acquisition expense ratio	29.7%	11.5%	24.4%	3.7%	6.0%	24.0%	19.3%
General and administrative expense ratio	13.5%	8.6%	12.2%	42.5%	14.2%	9.2%	12.7%
Combined ratio	68.3%	38.6%	91.3%	96.2%	86.5%	90.7%	78.1%

EXCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company
UNDERWRITING REVENUES
Gross premiums written	$ 124,235	$ 37,931	$ 98,387	$ 47,860	$ 108,921	$ 65,508	$ 482,842
Net premiums written	$ 116,146	$ 22,378	$ 95,620	$ 4,397	$ 93,931	$ 59,579	$ 392,051
Net premiums earned	$ 87,212	$ 60,735	$ 104,558	$ 15,476	$ 74,586	$ 101,363	$ 443,930
UNDERWRITING EXPENSES
Losses and loss expenses	$ 30,074	$ 10,866	$ 58,875	$ 7,744	$ 49,421	$ 58,989	$ 215,969
Acquisition expenses	25,069	7,159	26,469	567	4,528	24,547	88,339
General and administrative expenses	10,644	5,315	9,960	6,571	10,586	8,856	51,932
Total expenses	65,787	23,340	95,304	14,882	64,535	92,392	356,240
UNDERWRITING INCOME (LOSS)	$ 21,425	$ 37,395	$ 9,254	$ 594	$ 10,051	$ 8,971	$ 87,690
GAAP RATIOS
Loss ratio	34.5%	17.9%	56.3%	50.0%	66.2%	58.2%	48.6%
Acquisition expense ratio	28.7%	11.8%	25.3%	3.7%	6.1%	24.2%	19.9%
General and administrative expense ratio	12.2%	8.7%	9.5%	42.5%	14.2%	8.7%	11.7%
Combined ratio	75.4%	38.4%	91.1%	96.2%	86.5%	91.1%	80.2%

ENDURANCE SPECIALTY HOLDINGS LTD.
DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

INCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company
UNDERWRITING REVENUES
Gross premiums written	$ 268,826	$ 240,216	$ 273,898	$ 129,024	$ 267,137	$ 319,746	$1,498,847
Net premiums written	$ 260,737	$ 224,663	$ 264,418	$ 41,786	$ 236,415	$ 309,090	$1,337,109
Net premiums earned	$ 245,043	$ 167,247	$ 279,422	$ 54,918	$ 213,923	$ 274,306	$1,234,859
Other underwriting (loss) income	(8,344)	(1,623)	8,971	—	—	668	(328)
Total underwriting revenues	236,699	165,624	288,393	54,918	213,923	274,974	1,234,531
UNDERWRITING EXPENSES
Losses and loss expenses	$ 122,565	$ 66,611	$ 148,351	$ 25,630	$ 143,310	$ 189,743	$ 696,210
Acquisition expenses	62,494	21,380	71,399	2,586	11,248	59,882	228,989
General and administrative expenses	24,430	20,729	30,168	16,251	26,604	27,625	145,807
Total expenses	209,489	108,720	249,918	44,467	181,162	277,250	1,071,006
UNDERWRITING INCOME (LOSS)	$ 27,210	$ 56,904	$ 38,475	$ 10,451	$ 32,761	($2,276)	$ 163,525
GAAP RATIOS
Loss ratio	50.0%	39.8%	53.1%	46.7%	67.0%	69.2%	56.4%
Acquisition expense ratio	25.5%	12.8%	25.5%	4.7%	5.3%	21.8%	18.5%
General and administrative expense ratio	10.0%	12.4%	10.8%	29.6%	12.4%	10.1%	11.8%
Combined ratio	85.5%	65.0%	89.4%	81.0%	84.7%	101.1%	86.7%

EXCLUDING DEPOSIT ACCOUNTING ADJUSTMENTS

	Property Per Risk Treaty Reinsurance	Property Catastrophe Reinsurance	Casualty Treaty Reinsurance	Property Individual Risk	Casualty Individual Risk	Aerospace and Other Specialty Lines	Total Company
UNDERWRITING REVENUES
Gross premiums written	$ 296,713	$ 239,261	$ 383,282	$ 129,024	$ 267,137	$ 335,320	$1,650,737
Net premiums written	$ 288,624	$ 223,708	$ 373,802	$ 41,786	$ 236,415	$ 324,664	$1,488,999
Net premiums earned	$ 275,182	$ 171,513	$ 375,336	$ 54,918	$ 213,923	$ 286,870	$1,377,742
UNDERWRITING EXPENSES
Losses and loss expenses	$ 153,626	$ 71,240	$ 204,059	$ 25,630	$ 143,310	$ 198,554	$ 796,419
Acquisition expenses	71,671	22,640	101,986	2,586	11,248	63,013	273,144
General and administrative expenses	24,430	20,729	30,168	16,251	26,604	27,625	145,807
Total expenses	249,727	114,609	336,213	44,467	181,162	289,192	1,215,370
UNDERWRITING INCOME (LOSS)	$ 25,455	$ 56,904	$ 39,123	$ 10,451	$ 32,761	($2,322)	$ 162,372
GAAP RATIOS
Loss ratio	55.8%	41.5%	54.4%	46.7%	67.0%	69.2%	57.8%
Acquisition expense ratio	26.0%	13.2%	27.2%	4.7%	5.3%	22.0%	19.8%
General and administrative expense ratio	8.9%	12.1%	8.0%	29.6%	12.4%	9.6%	10.6%
Combined ratio	90.7%	66.8%	89.6%	81.0%	84.7%	100.8%	88.2%